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                                                                    EXHIBIT 10.3
                              ATRIA SOFTWARE, INC.

                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.   Purpose.  This Non-Qualified Stock Option Plan, to be known as the
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1994 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Atria Software, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.   Available Shares.  The total number of shares of Common Stock, par
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value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 120,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3.   Administration.  This Plan shall be administered by the Board or by a
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committee appointed by the Board (the "Committee").  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4.   Automatic Grant of Options.
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     Subject to the availability of shares under this Plan, each person who is a member of the Company's Board of Directors on January 1, 1995 and on January 1st each year thereafter through and including January 1, 1999 during the term of this Plan, and who is neither an employee nor an officer of the Company on any such date, is automatically granted on each such date, without further action by the Board of Directors, an option to purchase two thousand (4,000) shares of the Company's Common Stock, which options shall be the sole options ever to be granted at any time to such member under this Plan.

     Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to, and this Plan and options granted under it shall be of no force and effect unless and until, (i) the approval of this Plan by the affirmative vote of the holders of a majority of the Company's shares of Common Stock present in person or by proxy and voting on the matter of approval of this Plan and (ii) such time, if any, as the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934. In the event that such approval as aforesaid has not been
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                                      -2-

received and the Company is not subject to such reporting requirements on or before January 1, 1995, then this Plan and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, this Plan and such options shall become effective as of the date of grant thereof.

     Except for the specific options referred to above, no other options shall be granted under this Plan.

     5.   Option Price.  The purchase price of the stock covered by an option
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granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. The "fair market value" of the stock issuable upon exercise of an option granted pursuant to the Plan within 120 days prior to the time the Company's Common Stock is publicly traded shall be deemed to be equal to the initial per-share purchase price at which the Company's Common Stock is offered to the public.

However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     6.   Period of Option.  Unless sooner terminated in accordance with the
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provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7.   (a)  Vesting of Shares and Non-Transferability of Options.  Subject to
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paragraph 10 hereof, options granted under this Plan shall become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such date:
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                                      -3-

Percentage of Option
Shares for which                Date Option Shares
Option Will be Exercisable      Become Exercisable
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     5.00%                      Every three months from the date of grant until
                                fully exercisable five years from the date of grant

     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

          (b) Non-transferability.  Any option granted pursuant to this Plan
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shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     8.   Termination of Option Rights.
          ----------------------------

          (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

          (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, this option may be exercised, to the extent otherwise exercisable, by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) at any time within 180 days after the date of death or termination, but not later than the scheduled expiration date of the option.

     9.   Exercise of Option.  Subject to the terms and conditions of this Plan
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and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Atria Software, Inc., 20 Maguire Road, Lexington, Massachusetts 02173, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option for at least six months or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to
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                                      -4-

pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than two hundred (200) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than two hundred (200) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10.  Adjustments Upon Changes in Capitalization and Other Events.  Upon the
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occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

     (a) Stock Dividends and Stock Splits.  If the shares of Common Stock shall
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   be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     (b) Recapitalization Adjustments.  If the Company is to be consolidated
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   with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of the Company or, if the Company is not the surviving corporation, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares of Common Stock then subject to such options the consideration receivable by holders of outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares of Common Stock subject to such options (to the extent then exercisable) over the exercise price thereof. In lieu of the foregoing, the number of shares of Common Stock subject to any option granted hereunder that shall be exercisable shall be equal to that number of shares that would be fully exercisable as of the date that is two and one-half years after the effective date of such Acquisition if such option remained outstanding, and all of such shares shall become exercisable immediately prior to the closing of such Acquisition.

     In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by
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                                      -5-

   Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made.

     (c) Issuances of Securities.  Except as expressly provided herein, no
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   issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) Adjustments.  Upon the happening of any of the foregoing events, the
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   class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

   11.    Restrictions on Issuance of Shares.  Notwithstanding the provisions of
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paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

     (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

     (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

   12.    Legend on Certificates.  The certificates representing shares issued
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pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

   13.    Representation of Optionee.  If requested by the Company, the optionee
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shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).
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   14.    Option Agreement.  Each option granted under the provisions of this
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Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

   15.    Termination and Amendment of Plan.  Options may no longer be granted
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under this Plan after January 1, 1999, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
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without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such modification or amendment, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section
10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan, (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of
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this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

   16.    Compliance with Regulations.  It is the Company's intent that the Plan
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comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934
(or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

   17.    Governing Law.  The validity and construction of this Plan and the
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instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.


Date Approved by Board of Directors of the Company: March 17, 1994


Date Approved by Stockholders of the Company:  March 29, 1994